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                        UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF KANSAS

IN RE:
                                                      LOTS A' BAGELS
                                                      CASE NO.   00-11443
       DEBTOR(S)                                      CHAPTER 11


                                MONTHLY REPORT
               FOR MONTH OF APRIL, 2000 (APRIL 20 THRU APRIL 26)


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                          CASE NAME:  LOTS A' BAGELS
                              CASE NO.  00-11443

                                  CHAPTER 11
                          MONTHLY REPORTING AFFIDAVIT
           FOR THE MONTH ENDING APRIL 26, 2000 (APRIL 20 THRU APRIL 26)

1  PROVIDE THE FOLLOWING INFORMATION REGARDING SALARIES/WAGES
   PAID/DUE.

   GROSS AMOUNT OF EXECUTIVE SALARIES PAID                 -

        NAME                     TITLE

   RICHARD R WEBB                C F O                     -

   GROSS AMOUNT OF OTHER WAGES PAID

   WERE ANY WAGES/ SALARIES DUE BUT NOT PAID FOR THIS CURRRENT
   MONTH?  YES  X   NO    .  IF YES, PROVIDE THE EMPLOYEE'S NAME
   AND TITLE AND AMOUNT DUE.

   PAYROLL PAID ON 4/28/00 SCHEDULE 1A                29,970.72

2  PROVIDE THE FOLLOWING INFORMATION REGARDING TAXES PAID/DUE.

   ARE ALL POST-PETITION FEDERAL AND STATE TAXES PAID OR DEPOSITED
   FOR THE PERIOD?  YES     NO     X
   PROVIDE DOLLAR DETAIL OF TAXES FOR THIS PERIOD.

                                 AMOUNT DUE          TAXES PAID
   TYPE OF TAX                   FOR MONTH           DURING MONTH
                                                CK #       DATE      AMOUNT

   FEDERAL WITHHOLDING           NONE PAID OR DUE AS OF APRIL 26, 2000

   FICE WITHHOLDING              NONE PAID OR DUE AS OF APRIL 26, 2000

   EMPLOYER'S FICA               NONE PAID OR DUE AS OF APRIL 26, 2000

   STATE WITHHOLDING             NONE PAID OR DUE AS OF APRIL 26, 2000

   SALES TAX                     NONE PAID OR DUE AS OF APRIL 26, 2000


   THIS REPORT IS FOR A STUB PERIOD FROM APRIL 20 TO APRIL 26, 2000 NOTHING WAS DUE DURING THIS TIME

   OTHER TAXES

   ATTACH PHOTOCOPIES OF IRS FORM 6123 AND SIMILAR RECEIPT FROM THE STATE TAXING AUTHORITY TO VERIFY THE DEPOSITS OR PAYMENTS

                                                       PAGE 1 OF 3


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                          CASE NAME:  LOTS A' BAGELS
                             CASE NO.  00-11443

                                 CHAPTER 11
                         MONTHLY REPORTING AFFIDAVIT
          FOR THE MONTH ENDING APRIL 26, 2000 (APRIL 20 THRU APRIL 26)

3  DOES ALL INSURANCE COVERAGE REMAIN IN EFFECT?   YES  X   NO

   TYPE                CARRIER             POLICY #            EXP DATE

   PROPERTY DAMAGE     TRAVELERS           BINDER 105412       MAY 2000

   LIABILITY           TRAVELERS           BINDER 105412       MAY 2000

   WORKERS COMP        PREFERRED EMPLYRS   BINDER 105382       MAY 2000
                       PREFERRED EMPLYRS   BINDRE 105402       MAY 2000

   OTHER

   AUTOMOBILE          TRAVELERS           BINDER 105423       MAY 2000

   PROPERTY/LIABILITY  TRAVELERS           BINDER 105422       MAY 2000

4  DO ALL REQUIRED LICENSES REMAIN IN EFFECT?   YES   X    NO
               DESCRIPTION                   RENEWAL DATE

               FOOD/HEALTH                   VARIES BY STORE

5  LIST DEBTS INCURRED WHICH HAVE NOT BEEN PAID.
   (I.E. UTLITY BILLS, REPAIR BILLS, PROFESSIONAL FEES)

   DATE INCURRED                 CREDITOR          PURPOSE       AMOUNT

   VARIOUS                       VARIOUS                         190,276.77
               SCHEDULE 5A


                                                     TOTAL       190,276.77


                                                       PAGE 2 OF 3


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                          CASE NAME:  LOTS A' BAGELS
                              CASE NO.  00-11443

                                  CHAPTER 11
                          MONTHLY REPORTING AFFIDAVIT
           FOR THE MONTH ENDING APRIL 26, 2000 (APRIL 20 THRU APRIL 26)

6  CHECK [ X]  THAT THE FOLLOWING FORMS ARE ATTACHED:

   RECEIPTS AND DISBURSEMENTS STATEMENT              X

   INCOME STATEMENT                                  X

   BALANCE SHEET (QUARTERLY ONLY)                    X

   COPY OF BANK STATEMENT (S)                        X

   FORM 6123

   COPY OF CHAPTER 11 QUARTERLY FEE
               PAYMENT REPORT (INCLUDE FOR MONTH
               DURING WHICH FEE IS PAID)

I (WE) DECLARE UNDER PENALTY OF PERJURY THAT THIS REPORT AND ATTACHED STATEMENTS ARE TRUE AND CORRECT TO THE BEST OF MY (OUR) KNOWLEDGE AND BELIEF.


DATED:  MAY 12, 2000     DEBTOR:                                          *

                         CO-DEBTOR:                                      **


* THIS REPORT MUST BE SIGNED BY AN INDIVIDUAL HAVING SUFFICIENT KNOWLEDGE OF THE FACTS TO MAKE A TRUTHFUL AND FULL STATEMENT.

**   IF THIS IS A JOINT PETITION, BOTH HUSBAND AND WIFE MUST SIGN.

     NOTE:     THIS REPORT AND ATTACHED STATEMENTS ARE DUE FOR EACH
               CALENDAR MONTH PERIOD FROM TIME OF FILING PETITION (FIRST REPORT WILL BE FOR A SHORT PERIOD) UNTIL THE CASE IS DISMISSED, CONVERTED OR A PLAN IS CONFIRMED. THE REPORT IS DUE THE 15TH OF THE MONTH FOLLOWING THE REPORTING PERIOD. (IE. JANUARY REPORT IS DUE FEBRUARY 15TH)


     REV. 6/93                                         PAGE 3 OF 3


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                          CASE NAME:  LOTS A' BAGELS
                              CASE NO.  00-11443

                                  CHAPTER 11
                          MONTHLY REPORTING AFFIDAVIT
                     FOR THE MONTH ENDING APRIL 26, 2000

                                 BALANCE SHEET

ASSETS

       CASH                                      60,670.02
       ACCOUNTS RECEIVABLE                       20,402.45
       CREDIT CARD RECEIVABLE                     3,809.50
       INTERCOMPANY NYBE                        496,965.29
       INVENTORY                                 46,596.48
       PREPAID - OTHER                                 -
       PREPAID INCOME TAXES

       TOTAL CURRENT ASSETS                                        628,443.74

       GOODWILL                                 852,115.43
       DEPOSITS                                  21,696.25
       NONCOMPETE AGREEMENT                       5,000.00
       ACCUM AMORT INTANGIBLES                  (87,739.94)

       TOTAL OTHER ASSETS                                          791,071.74

       RESTAURANT EQUIPMENT                     716,167.23
       FURNITURE & FIXTURES                       9,312.81
       LEASEHOLD IMPROVEMENTS                 1,365,974.00
       DELIVERY VEHICLES
       ACCUMULATED DEPRECIATION                (615,669.03)

       TOTAL FIXED ASSETS                                        1,475,785.01

       TOTAL ASSETS                                              2,895,300.49

PROVIDE AGING DETAIL OF ACCOUNTS RECEIVABLE BELOW.

       DETAIL OF ALL ACCOUNTS RECEIVABLE      RELATED
                                              PARTIES              OTHERS

       0 - 30 DAYS OLD                                              24,211.95
       31 - 60 DAYS OLD
       61 - 90 DAYS OLD
       OVER 90 DAYS OLD
                    TOTAL
                                                                PAGE 1 OF 2


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                          CASE NAME:  LOTS A' BAGELS
                              CASE NO.  00-11443

                                  CHAPTER 11
                         MONTHLY REPORTING AFFIDAVIT
                     FOR THE MONTH ENDING APRIL 26, 2000

                              BALANCE SHEET

LIABILITIES AND STOCKHOLDERS EQUITY

CURRENT:
       PRE-PETITION:
       TRADE ACCOUNTS PAYABLE                   190,276.77
       ACCRUED PAYROLL                           54,172.79
       ACCRUED PAYROLL TAXES                      8,307.11
       ACCRUED SALES TAX PAYABLE                  6,243.60
       ACCRUED PROPERTY TAXES                    46,948.04
       ACCRUED WORKERS COMP PAYABLE               8,388.73
       ACCRUED INSURANCE                            240.88
       INCOME TAX PAYABLE                        65,470.91

       POST-PETITION:

       TRADE ACCOUNTS PAYABLE                       920.02

       TOTAL CURRENT LIABILITIES                                   380,968.85

LONG TERM:
       PRE-PETITION

       DEFERRED TAXES PAYABLE                    23,293.00

       POST-PETITION

       OTHER

       TOTAL LONG-TERM LIABILITIES                                  23,293.00

       COMMON STOCK                                 100.00
       TREASURY STOCK                                  -
       ADDITIONAL PAID IN CAPITAL             2,787,838.43
       RETAINED EARNINGS - PRIOR               (144,859.25)
       RETAINED EARNINGS - CURRENT YEAR        (152,040.54)

       TOTAL SHAREHOLDERS EQUITY                                 2,491,038.64

       TOTAL LIABILITIES AND SHAREHOLDERS EQUITY                 2,895,300.49


                                                                PAGE 2 OF 2


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                          CASE NAME:  LOTS A' BAGELS
                              CASE NO.  00-11443
                                  CHAPTER 11
                          MONTHLY REPORTING AFFIDAVIT
                      FOR THE MONTH ENDING APRIL 26, 2000


                           INCOME STATEMENT - TOTALS


                                APRIL 20 - 26TH      APRIL
                                STUB POST PETT       PERIOD     YEAR TO DATE

INCOME - SALES                     41,183.73      178,017.94     768,148.67
OTHER INCOME                               -               -              -

TOTAL INCOME                       41,183.73      178,017.94     768,148.67

COST OF SALES                      10,296.60       52,148.26     201,981.77

GROSS MARGIN                       30,887.13      125,869.68     566,166.90

SALARIES & BENEFITS                        -       75,001.13     328,922.85
PAYROLL TAXES                              -        6,110.90      27,466.34

TOTAL PAYROLL RELATED EXPENSES             -       81,112.03     356,389.19

EXPENSES

REPAIRS & MAINTENANCE                      -        2,064.73      11,880.44
UTILITIES                                  -        2,472.62      28,372.49
RENT EXPENSE - BUILDINGS                   -       35,487.20     127,944.77
RENT EXPENSE - EQUIPMENT                   -          513.41       2,053.64
RENT EXPENSE - VEHICLES                    -        4,858.64      20,197.28
OPERATING SUPPLIES & EXPENSES          63.01        1,428.87      28,930.60
CASH OVER/SHORT                            -         (148.42)      2,010.98
PROPERTY TAXES                             -               -       9,000.00
BANK/CREDIT CARD SERVICE CHARGES           -        1,478.53       5,864.19
LEGAL/ACCOUNTING/CONSULTING                -       10,978.75      12,072.25
INSURANCE                                  -        8,388.73      44,037.80
ADVERTISING AND PROMOTIONS                 -          474.10      13,627.50
DEPRECIATION/AMORTIZATION                  -               -      55,826.31

TOTAL EXPENSES                         63.01       67,997.16     361,818.25

NET INCOME/(LOSS)                  30,824.12      (23,239.51)   (152,040.54)


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                          CASE NAME:  LOTS A' BAGELS
                              CASE NO.  00-11443

                                  CHAPTER 11
                      RECEIPTS AND DISBURSEMENTS STATEMENT
           FOR THE MONTH ENDING APRIL 26, 2000 (APRIL 20 THRU APRIL 26)

1  BEGINNING CHECKBOOK BALANCE (BALANCE AT 4/20/00)                   29,846

2  CASH RECEIPTS FOR THE MONTH
               COLLECTION OF ACCOUNT RECEIVABLE             -
               CASH SALES                                41,184
               SALARY                                       -
               PROCEED FROM LOANS                           -
               GOVERNMENT PAYMENTS                          -
               OTHER (INTEREST, DIVIDENDS, GIFTS)           -


               TOTAL CASH RECEIPTS FOR THE MONTH                      41,184

3  CASH DISBURSEMENTS FOR THE MONTH

               PAYROLL                                      -
               PAYROLL TAXES                                -
               SALES TAXES                                  -
               PAID OUTS AT THE STORE LOCATIONS             -
               BANK STATEMENTS                              -
               ACCOUNTS PAYABLE CHECKS                   10,360
                                                                      10,360


4  ENDING CHECKBOOK BALANCE (1+2-3)                                   60,670


CASH SUMMARY - END OF MONTH

                         ACCOUNT NO OR LOCATION

PETTY CASH/CASH ON HAND            ALL STORES                          5,452

REGULAR CHECKING                   MAIN OPERATING ACCOUNT             13,281
                                   PUEBLO ACCOUNT                      6,728
                                   AUSTIN BLUFFS ACCOUNT                 193
                                   CENTENNIAL ACCOUNT                    691

PAYROLL/TAX ACCOUNT                MAIN PAYROLL ACCT                  34,325

CD

OTHER

     TOTAL (SHOULD AGREE WITH 4. ABOVE)                               60,670


NOTE:  A COPY OF A BANK STATEMENT FROM EACH BANK ACCOUNT AND A
RECONCILIATION BETWEEN THE STATEMENT AND YOUR CHECKBOOK MUST ACCOMPANY THIS STATEMENT.


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                         CASE NAME:  LOTS A' BAGELS
                             CASE NO.  00-11443

                                 CHAPTER 11
                         MONTHLY REPORTING AFFIDAVIT
           ATTACHMENT TO CASH RECEIPTS AND DISBURSEMENTS STATEMENT
          FOR THE MONTH ENDING APRIL 26, 2000 (APRIL 20 THRU APRIL 26)

                            LIST OF DISBURSEMENTS


NAME OF VENDOR           CK #     DESCRIPTION            AMOUNT

SINTON DAIRY             51002    COST OF GOODS SOLD     1,325.33
SINTON DAIRY             51003    COST OF GOODS SOLD     1,306.55
SYSCO                    51004    COST OF GOODS SOLD     7,664.72
US POSTMASTER            51005    SUPPLIES                   3.20
SNO WHITE LINEN          51006    SUPPLIES                  59.81



       TOTAL DISBURSEMENTS FOR PERIOD                   10,359.61